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                                                                    Exhibit 10.2

                                   iPASS INC.

                        2003 NON-EMPLOYEE DIRECTORS PLAN

                            ADOPTED JANUARY 15, 2003
                 APPROVED BY STOCKHOLDERS _______________, 2003
                      EFFECTIVE DATE: _______________, 2003
                             TERMINATION DATE: NONE

1.       PURPOSES.

         (a) ELIGIBLE OPTION RECIPIENTS. The persons eligible to receive Options are the Non-Employee Directors of the Company.

         (b) AVAILABLE OPTIONS. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

         (c) GENERAL PURPOSE. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.       DEFINITIONS.

         (a) "ACCOUNTANT" means the independent public accountants of the Company.

         (b) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (c) "ANNUAL GRANT" means an Option granted annually to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(b) of the Plan.

         (d) "ANNUAL MEETING" means the annual meeting of the stockholders of the Company.

         (e)      "BOARD" means the Board of Directors of the Company.

         (f) "CHANGE IN CONTROL" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events after the IPO Date:

                  (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction;

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                  (ii)     there is consummated a merger, consolidation or
similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction;

                  (iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the Company immediately prior to such sale, lease, license or other disposition; or

                  (iv) individuals who, on the date one hundred (100) days following the IPO Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of (i) the Incumbent Board then still in office or (ii) a nominating committee appointed by the Board on or after the date one hundred
(100) days following the IPO Date, then such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Optionholder shall supersede the foregoing definition with respect to Options subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

         (g)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (h)      "COMMON STOCK" means the common stock of the Company.

         (i)      "COMPANY" means iPass Inc., a Delaware corporation.

         (j) "CONSULTANT" means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include either Directors of the Company who are not compensated by the Company for their services as Directors or Directors of the Company who are merely paid a director's fee by the Company for their services as Directors.

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         (k)      "CONTINUOUS SERVICE" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

         (l) "DIRECTOR" means a member of the Board of Directors of the Company.

         (m) "DISABILITY" means the inability of a person, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of that person's position with the Company or an Affiliate of the Company because of the sickness or injury of the person.

         (n) "EMPLOYEE" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

         (o)      "ENTITY" means a corporation, partnership or other entity.

         (p) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (q) "EXCHANGE ACT PERSON" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that "Exchange Act Person" shall not include (A) the Company or any Subsidiary of the Company, (B) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company,
(C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

         (r) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

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                  (ii)     In the absence of such markets for the Common Stock,
the Fair Market Value shall be determined in good faith by the Board.

         (s) "INITIAL GRANT" means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to subsection 6(a) of the Plan.

         (t) "IPO DATE" means the effective date of the closing of the initial public offering of the Common Stock.

         (u) "NON-EMPLOYEE DIRECTOR" means a Director who is not an Employee.

         (v) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (w) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (x) "OPTION" means a Nonstatutory Stock Option granted pursuant to the Plan.

         (y) "OPTION AGREEMENT" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (z) "OPTIONHOLDER" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

         (aa) "OWN," "OWNED," "OWNER," "OWNERSHIP" A person or Entity shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

         (bb)     "PLAN" means this iPass, Inc. 2003 Non-Employee Directors
Plan.

         (cc) "RULE 16B-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

         (dd)     "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.       ADMINISTRATION.

         (a) ADMINISTRATION BY BOARD. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

         (b) POWERS OF BOARD. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

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                  (i)      To determine the provisions of each Option to the
extent not specified in the Plan.

                  (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (iii)    To amend the Plan or an Option as provided in Section
12.

                  (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

         (c) EFFECT OF BOARD'S DECISION. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.       SHARES SUBJECT TO THE PLAN.

(a) SHARE RESERVE. Subject to the provisions of Section 11 relating to Capitalization Adjustments, the shares of Common Stock that may be issued pursuant to Options shall not exceed in the aggregate seven hundred fifty thousand (750,000) shares of Common Stock, plus an annual increase to be added on the first day of the fiscal year of the Company for a period of ten (10) years, commencing on the first day of the fiscal year that begins on January 1, 2004 and ending on (and including) the first day of the fiscal year that begins on January 1, 2014 (each such day, a "Calculation Date"), equal to two hundred fifty thousand (250,000) shares of Common Stock. Notwithstanding the foregoing, the Board may act, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of shares of Common Stock as the Board shall determine, which number shall be less than two hundred fifty thousand (250,000) shares.

         (a) REVERSION OF SHARES TO THE SHARE RESERVE. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

         (b) SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.       ELIGIBILITY.
         The Options as set forth in section 6 automatically shall be granted under the Plan to all Non-Employee Directors of the Company.

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6.       NON-DISCRETIONARY GRANTS.

         (a) INITIAL GRANTS. Without any further action of the Board, each person who after the IPO Date is elected or appointed for the first time to be a Non-Employee Director of the Company automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, as applicable, be granted an Initial Grant to purchase one hundred twenty thousand (120,000) shares of Common Stock on the terms and conditions set forth herein.

         (b) ANNUAL GRANTS. Without any further action of the Board, on the date of the annual meeting of the shareholders commencing with the annual meeting for 2004, each person who is then a Non-Employee Director of the Company, automatically shall be granted an Annual Grant to purchase thirty-thousand (30,000) shares of Common Stock on the terms and conditions set forth herein, provided, however, that the number of shares subject to the Annual Grant shall be based, on a pro rata basis, for each month such person has served as a Non-Employee Director of the Company from the prior Annual Grant Date until the current Annual Grant Date.

7.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

         (b) EXERCISE PRICE. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. The purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

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         (d)      TRANSFERABILITY. An Option is transferable by will or by the laws of descent and distribution. An Option also may be transferable upon written consent of the Company if, at the time of transfer, a Form S-8 registration statement under the Securities Act is available for the exercise of the Option and the subsequent resale of the underlying securities. In addition, Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

         (e)      VESTING. Options shall vest as follows:

                  (i) Initial Grants: 120,000 shares shall vest monthly over forty-eight (48) months.

                  (ii) Annual Grants: 30,000 shares shall vest monthly twelve (12) months beginning on the third anniversary of the grant date.

         (f) EARLY EXERCISE. The Option may, but need not, include a provision where by the Optionholder may elect at any time before the Optionholder's Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

         (g) TERMINATION OF CONTINUOUS SERVICE. In the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

         (h) EXTENSION OF TERMINATION DATE. If the exercise of the Option following the termination of the Optionholder's Continuous Service (other than upon the Optionholder's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

         (i) DISABILITY OF OPTIONHOLDER. In the event an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination or (ii) the expiration of the term of the Option as set forth in

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the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

         (j) DEATH OF OPTIONHOLDER. In the event (i) an Optionholder's Continuous Service terminates as a result of the Optionholder's death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder's Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death or (2) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

8.       COVENANTS OF THE COMPANY.

         (a) SECURITIES LAW COMPLIANCE. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.      MISCELLANEOUS.

         (a) STOCKHOLDER RIGHTS. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

         (b) NO SERVICE RIGHTS. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company

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or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

         (c) INVESTMENT ASSURANCES. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option,
(i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (d) WITHHOLDING OBLIGATIONS. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

         (e) LOCK-UP PERIOD. Upon exercise of any Option, an Optionholder may not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Optionholder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act (the "Lock Up Period"); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. An Optionholder may be required to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing, the Company may impose stop-transfer instructions with respect to such shares of Common Stock until the end of such period. The underwriters of the Company's stock are intended third

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party beneficiaries of this Section 10(e) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

11.      ADJUSTMENTS UPON CHANGES IN COMMON STOCK.

         (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the nature, class(es) and maximum number of securities subject both to the Plan pursuant to Section 4 and to the nondiscretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the nature, class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

         (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to such event unless the Board provides otherwise.

         (c) CHANGE IN CONTROL. In the event of a Change in Control, any surviving corporation or acquiring corporation may assume or continue any or all Options outstanding under the Plan or may substitute similar options for Options outstanding under the Plan (it being understood that similar options include, but are not limited to, options to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Options may be assigned by the Company to the successor of the Company (or the successor's parent company), if any, in connection with such Change in Control. In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Options or substitute similar options for such outstanding Options, then with respect to Options that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Change in Control) be accelerated in full to a date prior to the effective time of such Change in Control as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Change in Control), the Options shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Options held by Participants whose Continuous Service has not terminated shall (contingent upon the effectiveness of the Change in Control) lapse. If as of, or within twelve (12) months after the effective time of a Change in Control, an Optionholder's Continuous Service terminates due to an involuntary termination (not including death or Disability), then, as of the date of termination of Continuous Service, the vesting and exercisability of such Optionholder's Option shall be accelerated in full. Where, in connection with the Change in Control, the Optionholder is required to resign his or her position, such resignation shall be considered an involuntary termination.

         (d) PARACHUTE PAYMENTS. In the event that the acceleration of the vesting and exercisability of the Options provided for in subsection 11(c) and benefits otherwise payable to a Optionholder (i) constitute "parachute payments" within the meaning of Section 280G of the Code, or any comparable successor provisions, and (ii) but for this subsection would be subject to the excise tax imposed by Section 4999 of the Code, or any comparable successor provisions (the "Excise Tax"), then such Optionholder's benefits hereunder shall be either

                  (i)      provided to such Optionholder in full, or

                  (ii) provided to such Optionholder as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax,

whichever of the foregoing amounts, when taking into account applicable federal, state, local and foreign income and employment taxes, the Excise Tax, and any other applicable taxes, results in the receipt by such Optionholder, on an after-tax basis, of the greatest amount of benefits,

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notwithstanding that all or some portion of such benefits may be taxable under the Excise Tax. Unless the Company and such Optionholder otherwise agree in writing, any determination required under this subsection shall be made in writing in good faith by the Accountants. In the event of a reduction of benefits hereunder, the Optionholder shall be given the choice of which benefits to reduce. For purposes of making the calculations required by this subsection, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of the Code, and other applicable legal authority. The Company and the Optionholder shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this subsection. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this subsection.

                  If, notwithstanding any reduction described in this subsection, the Internal Revenue Service (the "IRS") determines that the Optionholder is liable for the Excise Tax as a result of the receipt of the payment of benefits as described above, then the Optionholder shall be obligated to pay back to the Company, within thirty (30) days after a final IRS determination or in the event that the Optionholder challenges the final IRS determination, a final judicial determination, a portion of the payment equal to the "Repayment Amount." The Repayment Amount with respect to the payment of benefits shall be the smallest such amount, if any, as shall be required to be paid to the Company so that the Optionholder's net after-tax proceeds with respect to any payment of benefits (after taking into account the payment of the Excise Tax and all other applicable taxes imposed on such payment) shall be maximized. The Repayment Amount with respect to the payment of benefits shall be zero if a Repayment Amount of more than zero would not result in the Optionholder's net after-tax proceeds with respect to the payment of such benefits being maximized. If the Excise Tax is not eliminated pursuant to this paragraph, the Optionholder shall pay the Excise Tax.

                  Notwithstanding any other provision of this subsection 11(d), if (i) there is a reduction in the payment of benefits as described in this subsection, (ii) the IRS later determines that the Optionholder is liable for the Excise Tax, the payment of which would result in the maximization of the Optionholder's net after-tax proceeds (calculated as if the Optionholder's benefits had not previously been reduced), and (iii) the Optionholder pays the Excise Tax, then the Company shall pay to the Optionholder those benefits which were reduced pursuant to this subsection contemporaneously or as soon as administratively possible after the Optionholder pays the Excise Tax so that the Optionholder's net after-tax proceeds with respect to the payment of benefits is maximized.

                  If the Optionholder either (i) brings any action to enforce rights pursuant to this subsection 11(d), or (ii) defend any legal challenge to his or her rights hereunder, the Optionholder shall be entitled to recover attorneys' fees and costs incurred in connection with such action, regardless of the outcome of such action; provided, however, that in the event such action is commenced by the Optionholder, the court finds the claim was brought in good faith.

12.      AMENDMENT OF THE PLAN AND OPTIONS.

         (a) AMENDMENT OF PLAN. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

         (b) STOCKHOLDER APPROVAL. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

         (c) NO IMPAIRMENT OF RIGHTS. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

         (d) AMENDMENT OF OPTIONS. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless
(i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) PLAN TERM. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) NO IMPAIRMENT OF RIGHTS. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective on the IPO Date, but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.      CHOICE OF LAW.

         All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.

                                   iPASS INC.
                        2003 NON-EMPLOYEE DIRECTORS PLAN

                             STOCK OPTION AGREEMENT
                          (NONSTATUTORY STOCK OPTION)


     Pursuant to your Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, iPass Inc. (the "Company") has granted you an option under its 2003 Non-Employee Directors Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in your Grant Notice at the exercise price indicated in your Grant Notice. Defined terms not explicitly defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your option are as follows:

     1. VESTING. Subject to the limitations contained herein, your option will vest as provided in your Grant Notice, provided that vesting will cease upon the termination of your Continuous Service.

     2. NUMBER OF SHARES AND EXERCISE PRICE. The number of shares of Common Stock subject to your option and your exercise price per share referenced in your Grant Notice may be adjusted from time to time for Capitalization Adjustments.

     3. EXERCISE PRIOR TO VESTING ("EARLY EXERCISE"). If permitted in your Grant Notice (i.e., the "Exercise Schedule" indicates that "Early Exercise" of your option is permitted) and subject to the provisions of your option, you may elect at any time that is both (i) during the period of your Continuous Service and
(ii) during the term of your option, to exercise all or part of your option, including the nonvested portion of your option; provided, however, that:

         (A) a partial exercise of your option shall be deemed to cover first vested shares of Common Stock and then the earliest vesting installment of unvested shares of Common Stock;

         (B) any shares of Common Stock so purchased from installments that have not vested as of the date of exercise shall be subject to the purchase option in favor of the Company as described in the Company's form of Early Exercise Stock Purchase Agreement; and

         (C) you shall enter into the Company's form of Early Exercise Stock Purchase Agreement with a vesting schedule that will result in the same vesting as if no early exercise had occurred.

     4. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or in any other manner PERMITTED BY YOUR GRANT NOTICE, which may include one or more of the following:

         (A) In the Company's sole discretion at the time your option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

         (B) Provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in The Wall Street Journal, by delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company's reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise. "Delivery" for these purposes, in the sole discretion of the Company at the time you exercise your option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

     5. WHOLE SHARES. You may exercise your option only for whole shares of Common Stock.

     6. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, you may not exercise your option unless the shares of Common Stock issuable upon such exercise are then registered under the Securities Act or, if such shares of Common Stock are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option also must comply with other applicable laws and regulations governing your option, and you may not exercise your option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

     7. TERM. You may not exercise your option before the commencement or after the expiration of its term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

         (A) three (3) months after the termination of your Continuous Service for any reason other than your Disability or death, provided that if during any part of such three (3) month period your option is not exercisable solely because of the condition set forth in the above section "Securities Law Compliance," your option shall not expire until the earlier of the Expiration Date or until it shall have been exercisable for an aggregate period of three
(3) months after the termination of your Continuous Service;

         (B) six (6) months after the termination of your Continuous Service due to your Disability;

         (C) six (6) months after your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates;

         (D) the Expiration Date indicated in your Grant Notice; or

         (E) the day before the tenth (10th) anniversary of the Date of Grant.

     8. EXERCISE.

         (A) You may exercise the vested portion of your option (and the unvested portion of your option if your Grant Notice so permits) during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

         (B) By exercising your option you agree that, as a condition to any exercise of your option, the Company may require you to enter into an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of your option, (2) the lapse of any substantial risk of forfeiture to which the shares of Common Stock are subject at the time of exercise, or (3) the disposition of shares of Common Stock acquired upon such exercise.

         (C) By exercising your option you agree that you shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by you, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act, other than a Form S-8 registration statement, (the "Lock Up Period"); provided, however, that nothing contained in this section shall prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. The underwriters of the Company's stock are intended third party beneficiaries of this paragraph (c) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

     9. TRANSFERABILITY. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

     10. OPTION NOT A SERVICE CONTRACT. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective stockholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate.

     11. WITHHOLDING OBLIGATIONS.

         (a) At the time you exercise your option, in whole or in part, or at any time thereafter as requested by the Company, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise of your option.

         (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable legal conditions or restrictions, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares of Common Stock having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting). If the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of your option that are otherwise issuable to you upon such exercise. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

         (c) You may not exercise your option unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares of Common Stock or release such shares of Common Stock from any escrow provided for herein unless such obligations are satisfied.

     12. CHANGE IN CONTROL.

         (a) If a Change in Control (as defined in the Plan) occurs, then, as of the effective time of such Change in Control, your options will accelerate and become fully vested and immediately exercisable.

         (b) In the event that the acceleration of the vesting and exercisability of the Options provided for in paragraph (a) of this Section entitled "Change in Control" and benefits otherwise payable to you ("Payment") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Payment shall be equal to the Reduced Amount. The "Reduced Amount" shall be either (x) the largest portion of the

Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in your receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting "parachute payments" is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless you elect in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the effective date of the event that triggers the Payment): reduction of cash payments; cancellation of accelerated vesting of Options; reduction of employee benefits. In the event that acceleration of vesting of Option compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of your Options (i.e., earliest granted Option cancelled last) unless you elect in writing a different order for cancellation.

The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control shall perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to you and the Company within fifteen (15) calendar days after the date on which your right to a Payment is triggered (if requested at that time by you or the Company) or such other time as requested by you or the Company. If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish you and the Company with an opinion reasonably acceptable to you that no Excise Tax will be imposed with respect to such Payment. Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon you and the Company.

     13. NOTICES. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     14. GOVERNING PLAN DOCUMENT. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.

                                   iPASS INC.
                        2003 NON-EMPLOYEE DIRECTORS PLAN
                            STOCK OPTION GRANT NOTICE
                                 (ANNUAL GRANT)

iPass Inc. (the "Company"), pursuant to its 2003 Non-Employee Directors Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

        Optionholder:
                                                ---------------------------
        Date of Grant:
                                                ---------------------------
        Vesting Commencement Date:
                                                ---------------------------
        Number of Shares Subject to Option:            30,000 shares
                                                ---------------------------
        Exercise Price (Per Share):
                                                ---------------------------
        Total Exercise Price:
                                                ---------------------------
        Expiration Date:
                                                ---------------------------

TYPE OF GRANT:      Nonstatutory Stock Option

EXERCISE SCHEDULE:  [X] Same as Vesting Schedule    [ ] Early Exercise Permitted

VESTING SCHEDULE:   1/12th of the total number of shares subject to this
                    option shall vest monthly beginning on the third anniversary of the Date of Grant.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                    [X] By cash or check
                    [X] Pursuant to a Regulation T Program if the Shares are
                        publicly traded
                    [X] By delivery of already-owned shares if the Shares are
                        publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and
(ii) the following agreements only:

         OTHER AGREEMENTS:
                                       ---------------------------------

                                       ---------------------------------



iPASS INC.                                OPTIONHOLDER:

By:
   ---------------------------------         ---------------------------------
             Signature                                  Signature


Title:                                       Date:
      ------------------------------              ----------------------------


Date:
     -------------------------------


ATTACHMENTS: Stock Option Agreement, 2003 Non-Employee Directors Plan and
             Notice of Exercise

                                  ATTACHMENT I

                             STOCK OPTION AGREEMENT

                                  ATTACHMENT II

                                   iPASS INC.
                        2003 NON-EMPLOYEE DIRECTORS PLAN

                                 ATTACHMENT III

                               NOTICE OF EXERCISE
                                   iPASS INC.
                        2003 NON-EMPLOYEE DIRECTORS PLAN
                            STOCK OPTION GRANT NOTICE
                                 (INITIAL GRANT)

iPass Inc. (the "Company"), pursuant to its 2003 Non-Employee Directors' Stock Option Plan (the "Plan"), hereby grants to Optionholder an option to purchase the number of shares of the Company's Common Stock set forth below. This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

        Optionholder:
                                                ---------------------------
        Date of Grant:
                                                ---------------------------
        Vesting Commencement Date:
                                                ---------------------------
        Number of Shares Subject to Option:            120,000 shares
                                                ---------------------------
        Exercise Price (Per Share):
                                                ---------------------------
        Total Exercise Price:
                                                ---------------------------
        Expiration Date:
                                                ---------------------------


TYPE OF GRANT:      Nonstatutory Stock Option

EXERCISE SCHEDULE:  [X] Same as Vesting Schedule    [ ] Early Exercise Permitted

VESTING SCHEDULE:   1/48th of the total number of shares subject to this option shall vest monthly after the Vesting Commencement Date.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                    [X]  By cash or check
                    [X] Pursuant to a Regulation T Program if the Shares are publicly traded
                    [X] By delivery of already-owned shares if the Shares are publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Stock Option Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Stock Option Grant Notice, the Stock Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and
(ii) the following agreements only:

         OTHER AGREEMENTS:
                                       ---------------------------------

                                       ---------------------------------



iPASS INC.                                OPTIONHOLDER:

By:
   ---------------------------------         ---------------------------------
             Signature                                  Signature


Title:                                       Date:
      ------------------------------              ----------------------------


Date:
     -------------------------------

ATTACHMENTS: Stock Option Agreement, 2003 Non-Employee Directors Plan and Notice
             of Exercise

                                  ATTACHMENT I

                             STOCK OPTION AGREEMENT

                                  ATTACHMENT II

                                   iPASS INC.
                        2003 NON-EMPLOYEE DIRECTORS PLAN

                                 ATTACHMENT III

                               NOTICE OF EXERCISE